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                                  EXHIBIT 99.2

                           ABS Term Sheets provided by
                    First Tennessee Bank National Association

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FIRST HORIZON HOME LOANS
FHASI 2003-AR4
SUBORDINATE BONDS BID SHEET


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

                               Combined Pool
                               -------------
Pricing Date                     9/17/2003
Closing Date                    10/30/2003
Projected Pool Balance         285,000,000
AAA Underwriter
AAA Rating Agencies       S&P, Moody's, or Fitch
Sub Rating Agency         S&P, Moody's, or Fitch




                                        Estimated Subordinate Bonds
                     Estimated
                      Combined   (%)   Class     Balance       WAC PT
                      --------   ---   -----     -------       ------
                        2.95   97.05
Subordinate Bonds       1.45    1.50    B1      4,275,000      4.546%
                        0.90    0.55    B2      1,567,500      4.546%
                        0.50    0.40    B3      1,140,000      4.546%
                        0.35    0.15    B4        427,500      4.546%
                        0.15    0.20    B5        570,000      4.546%
                           0    0.15    B6        427,500      4.546%
                                ----            ---------      --------
                                2.95            8,407,500      4.546% #

Structure              All subordinate bonds are cross-collateralized.
                       5yr lockout with 2X test.

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                                                     FHASI 2003-AR3
                                                 COLLATERAL PROJECTIONS
                                                October 30, 2003 Settle

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

                                      Jumbo 3/1 ARM                   Jumbo 5/1 ARM                   Jumbo 7/1 ARM

Total loans                    $20,000,000      +-5.0%        $205,000,000      +-5.0%         $60,000,000      +-5.0%
"AAA" Amount @ 2.95%           $19,410,000      +-5.0%        $198,952,500      +-5.0%         $58,230,000      +-5.0%
AAA Coupon                          4.050%                          4.550%                          4.700%
Gross WAC                           4.333%       +-.05              4.840%       +-.10              4.985%       +-.10
Wtd Avg Servicing Fee                0.283      +-.025               0.290      +-.025               0.285      +-.025
Wtd Avg Gross Margin                  2.75                            2.75                            2.75
WAC Range                            200.0         max               225.0         max               200.0       max
WAM                                    358         +-2                 358         +-2                 358         +-2
Wtd Avg MTR                             34         +-2                  58         +-2                  82         +-2
Arm Index                          1yr CMT                         1yr CMT                         1yr CMT
Cap Structure                        2/2/6                           5/2/5                           5/2/5
WALTV                                  68%       +-5.0                 67%       +-5.0                 71%       +-5.0

**All loans over 80% have PMI
Average Loan Balance           $   525,000   +-$25,000        $    540,000   +-$25,000         $   500,000   +-$25,000
Max Loan Balance               $ 1,000,000       max          $  1,200,000       max           $ 1,000,000       max
Full/Alt Doc                         90.0%       min                 90.0%       min                 90.0%       min
SF/PUD                               90.0%       min                 90.0%       min                 90.0%       min
Owner Occupied                       90.0%       min                 90.0%       min                 90.0%       min
Investor Properties                  5.00%       max                 5.00%       max                 5.00%       max
Average FICO                           735      +-15                   735      +-15                   735        +-15
Pct California                       17.0%       max                 55.0%       max                 32.0%       max
Interest Only loans                   0.0%                           45.0%       max                  0.0%

Expected Subordination               2.95%       +-.50

Subordination cross collateralizes all pools
Expected Rating Agencies    S&P, Moody's, and/or Fitch (2 out of 3)

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